UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  August 8, 2006

                         COMMISSION FILE NO.:  000-32885

                                    XA, INC.
              ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               NEVADA                                88-0471263
      ---------------------------           -------------------------------
     (STATE OR OTHER JURISDICTION          (IRS EMPLOYER IDENTIFICATION NO.)
           OF INCORPORATION)

         875 NORTH MICHIGAN AVENUE, SUITE 2626, CHICAGO, ILLINOIS 60611
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (312) 397-9100
                             -----------------------
                            (ISSUER TELEPHONE NUMBER)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.
------------------------------------------------------------

     On August 8, 2006 (the "Closing"), XA, Inc. (the "Company," "we," and "us") entered into a Securities Purchase Agreement (the "Purchase Agreement") with Sands Brothers Venture Capital LLC, Sands Brothers Venture Capital II LLC, Sands Brothers Venture Capital III LLC, Sands Brothers Venture Capital IV LLC, and Katie & Adam Bridge Partners, L.P. (each a "Purchaser" and collectively the "Purchasers"), pursuant to which we sold the Purchasers 11% Senior Subordinated Secured Convertible Promissory Notes in the aggregate principal amount of $1,250,000 (collectively the "Senior Notes") and five (5) year warrants to purchase an aggregate of one hundred and seventy-five thousand (175,000) shares of our common stock at an exercise price of $1.10 per share (the "Warrants" and collectively with the Senior Notes, the "Securities" and the entire transaction is defined herein as the "Funding"). Our repayment of the Senior Notes and any accrued interest thereon is secured by a security interest in substantially all of our assets, which we granted to the Purchasers pursuant to a Security Agreement (the "Security Agreement"), which we entered into with the Purchasers at the Closing. We also granted the Purchasers, Venture and Mastodon (as defined below) registration rights in connection with the shares of common stock issuable in connection with the conversion of the Senior Notes and the exercise of the Warrants, the Mastodon Warrants and the Venture Warrants (as defined below, collectively the "Underlying Shares"), pursuant to our entry into a Registration Rights Agreement (the "Registration Rights Agreement"), which we entered into at the Closing.

     In connection with the Closing, we agreed to pay certain fees to the placement agent of the funding, Laidlaw & Company (UK) Ltd. ("Laidlaw") and certain other fees to the Purchasers, including $80,000 to the Purchasers in due diligence fees and $35,000 in connection with legal fees; and a finders fee to Laidlaw in the amount of $82,500 in connection with the Funding, as well as various attorney's fees of Laidlaw amounting to $5,500; and a five-year warrant to purchase fifteen percent (15%) of all of the Underlying Shares, which have the same rights as the Warrants.

     Pursuant to the Purchase Agreement, we agreed to provide the Purchasers a right of first refusal to invest in any and all of our future financings for a term of thirty-six (36) months from the date of the Purchase Agreement on identical terms as those offered to other investors. We also agreed that upon the consummation of an anticipated subsequent funding on the same terms and conditions as the Funding (the "Subsequent Funding") and/or upon our default of the Senior Notes, Joseph Wagner, our Chief Executive Officer and Jean Wilson, our Chief Operating Officer, would cancel their two (2) outstanding shares of Series A Preferred Stock for aggregate consideration of $1.00.

     Furthermore, pursuant to the Purchase Agreement, we agreed to grant the Purchasers the right to appoint one Director to our Board of Directors (or a Board Advisory Seat to observe at all board meetings). In the event the Purchasers desire to exercise such right to appoint a Director, our Board of Directors will be increased to five (5) members.

     Prior to our entry into the Purchase Agreement, and the consummation of the Funding, we received waivers from LaSalle Bank National Association to approve the Funding, whom we currently owe $800,000 pursuant to a revolving line of credit. Additionally, we received a waiver from the 6% Note Purchasers, who we sold 6% Convertible Notes in June and September 2004, to approve the funding and waive our previous default under the 6% Convertible Notes (described in greater detail below) pursuant to our entry into a Waiver of Rights Agreement with the 6% Note Purchasers on July 17, 2006, with an effective date of June 30, 2006, which Waiver of Rights Agreement was later extended by the 6% Note Purchasers until August 9, 2006.

     We also agreed to issue an aggregate of 333,333 warrants to purchase shares of our common stock at an exercise price of $0.30 per share to Sands Brothers Venture Capital Funds ("Venture" and the "Venture Warrants") and 666,667 warrants to purchase shares of our common stock at an exercise price of $0.30 per share to Mastodon Ventures, Inc. ("Mastodon" and the "Mastodon Warrants") in consideration for strategic consulting services, pursuant to the Purchaser Agreement. Both the Venture Warrants and the Mastodon Warrants are exercisable for five (5) years from the date of the Closing.

     Prior to the Closing, we entered into a new Consulting Agreement with Joseph Wagner and a new Employment Agreement with Jean Wilson (which agreements are described in greater detail below under "Consulting and Employment Agreements." Additionally, in connection with the new Consulting and Employment Agreement, we agreed to rescind our June 19, 2006 stock option grants in the aggregate amount of 1,200,000 options, which we granted to Mr. Wagner and Ms. Wilson, which options had an exercise price of $0.38 per share and to issue them an aggregate of 1,500,000 options to purchaser shares of common stock at $0.75 per share, which options are described below in greater detail under "Item 3.02 Unregistered Sales of Equity Securities."

SENIOR  NOTES

     The $1,250,000 in Senior Notes bear interest at the rate of 11% per annum until paid, and have a maturity date of the earlier of November 8, 2007 or upon the consummation by us of a merger, combination or sale of substantially all of our assets or the purchase by a single entity or person or group of affiliated entities or persons of more than fifty (50%) percent of our voting stock, of which there are no current plans. Interest on the Senior Notes is payable upon maturity or upon conversion of the Senior Notes into shares of our common stock as described below. The Senior Notes may not be prepaid prior to their maturity date. Any amount not paid under the Senior Notes when due will bear interest at the rate of eighteen percent (18%) per annum until paid in full.

     The Senior Notes are secured by the Security Agreement, which we entered into with the Purchasers at the Closing, pursuant to which we granted the Purchasers a security interest in substantially all of our assets.

     Pursuant to the Senior Notes, we agreed that we would not undertake any of the events below with the prior written consent of all of the Purchasers:

     o liquidate or dissolve, consolidate with, or merge into or with, any other corporation or other entity, except that any wholly-owned subsidiary may merge with another wholly-owned subsidiary or with us;

     o will not sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, all or a substantial part of our properties or assets to any person or entity outside of the ordinary course of business, unless specifically excluded in the Purchase Agreement;

     o    will  not  redeem or repurchase any of our outstanding securities; and

     o will not create, incur or assume any indebtedness other than in the ordinary course of business, and/or in connection with the Subsequent Funding.

     "Events of Default" under the Senior Notes include but are not limited to the following:

     o our failure to pay any amounts due under the Senior Notes when due, and such failure continues for five (5) days;

     o our failure to comply with any covenants we made pursuant to the Purchase Agreement and such failure continues for a period of five (5) business days in connection with our affirmative covenants and two (2) business days in connection with our negative covenants;

     o    our  entry  into  bankruptcy  or  insolvency;

     o our default in the payment of any other obligation in connection with money borrowed in excess of $50,000, which default continues for three (3) business days;

     o if a judgment is rendered against us or any of our subsidiaries which exceeds in aggregate $50,000, which judgment is not vacated or satisfied within twenty (20) days; or

     o our violation of any material representation of any of the documents entered into in connection with the Funding.

     If an Event of Default occurs under the Senior Notes, the Purchasers may seek specific performance of any covenant or agreement contained in the Senior Notes and/or enforce their security interest over substantially all of our assets.

     The total amount of principal and accrued interest then outstanding under the Senior Notes will be automatically converted (the "Mandatory Conversion") into shares of our common stock at a conversion price equal to the lesser of $0.75 or 50% of the effective price per share of shares of common stock sold in the Private Offering (as defined below), provided that such conversion price will never be less than $0.30 per share (the "Conversion Price") if we complete a private offering of our securities (subsequent to the Subsequent Funding, defined above) in which we receive gross proceeds of not less than $3,000,000 and the effective purchase price of the common stock sold is $1.50 or more per share (subject to adjustment for stock splits or other events, the "Private Offering"). Pursuant to the Senior Notes, the Mandatory Conversion will occur on the date a registration statement to be filed with the Securities and Exchange Commission to register the Underlying Shares is declared effective.

     The Purchasers also have the optional right to convert the principal and accrued interest due under the Senior Notes into shares of our common stock at the Conversion Price at any time prior to the Mandatory Conversion date.

     The Senior Notes also contain certain anti-dilution provisions in connection with the Underlying Shares, which provide that if we issue or sell any additional shares of common stock (including convertible shares of common stock and/or options or warrants to purchase shares of common stock) other than as a dividend or other distribution (a "Dilutive Issuance") at less than the Conversion Price then in effect, the Conversion Price shall be automatically reduced to the Effective Price, as defined in the Senior Notes, of the issuance and/or sale. Provided however, that the Purchasers have agreed to waive such anti-dilution provision in connection with up to 250,000 shares to be issued for professional services, up to 25,000 shares to be issued to Christopher Spencer, our Director, which shares we have agreed to issue him pursuant to the terms of his Consulting Agreement, and the shares of common stock underlying the Mastodon Warrants (collectively the "Excepted Issuances").

WARRANTS

     The Warrants are exercisable at an exercise price of $0.30 per share (subject to adjustment in the Warrants), at any time prior to 5:00 P.M. EST on August 8, 2011. The Warrants are exercisable in connection with the payment of cash, or if such Warrants are exercised on a date when a registration statement covering the Underlying Shares has not been declared effective with the Securities and Exchange Commission or such registration statement is no longer in effect, the Warrants include a cashless feature, whereby the number of shares of common stock issuable to the Purchasers in connection with any exercise is equal to the product of the number of shares to which the Warrants are being exercised multiplied by a fraction, the numerator of which is the exercise price then in effect and the denominator of which is the Fair Market Value of our common stock (as defined in the Warrants).

     The Warrants contain anti-dilution rights identical to those provided in the Senior Notes, as described above, which provides that if we affect any

Dilutive Issuance at an Effective Price less than the exercise price then in effect, the exercise price of the Warrants shall automatically reset to the lower Effective Price of the Dilutive Issuance, as described in the Warrants, other than the Excepted Issuances.

REGISTRATION  RIGHTS  AGREEMENT

     Pursuant to the Registration Rights Agreement, we agreed to register the Underlying Shares on a Form SB-2 registration statement with the Securities and Exchange Commission (the "Commission" and the "Registration Statement"). We agreed that in the event that the Private Offering has not occurred within six
(6) months of the Closing, we will file the Registration Statement with the Commission within forty-five days of the six (6) month anniversary of the Closing, March 25, 2007, and that we would obtain effectiveness of the Registration Statement no more than sixty (60) days after the date we are required to file such Registration Statement, or May 24, 2007 (the "Mandatory Filing Deadlines"). Provided that the Private Offering does occur within six (6) months of the Closing, the Purchasers have demand registration rights pursuant to the Registration Rights Agreement, whereby the holders of 50.1% of the Senior Notes can demand that we file the Registration Statement at any time beginning on the nine (9) month anniversary date of the Closing, May 8, 2007. If the Purchasers demand that we file a Registration Statement, we are required to file the Registration Statement with the Commission within forty-five days of the date such demand is given, and we are required to obtain effectiveness of the Registration Statement no more than sixty (60) days after the date we are required to file such Registration Statement (collectively with the Mandatory Filing Deadlines the "Registration Deadlines").

     If we fail to file or obtain effectiveness of the Registration Statement by the applicable Registration Deadlines or after such effectiveness the Purchasers are unable to sell the Underlying Shares, we are obligated, pursuant to the Registration Rights Agreement, to pay the Purchasers an amount in cash equal to two (2%) of the total principal amount of the Senior Notes, for each thirty (30) day period which the Registration Deadlines are not met or the Purchasers are unable to sell the Underlying Shares. If we fail to pay such damages within five
(5) days of the date payable, we are required to pay interest on the amount payable at the rate of eighteen percent (18%) per annum, accruing daily until such amounts are paid in full.

     We also agreed to provide the Purchasers piggy-back registration rights in connection with any registration agreement we may choose to file prior to the six (6) or nine (9) month anniversary of the Closing, when the Purchasers' mandatory and demand registration rights kick in, respectively.


               --------------------------------------------------

     We immediately used $1,047,000 of the funds received through the Funding along with approximately $40,000 in cash to repay the $1,086,486 amount owed under our outstanding 6% Convertible Notes, which we sold to certain purchasers in June and September 2004 (the "6% Notes" and the "6% Note Purchasers"). The 6%

Note Purchasers had originally purchased $2,500,000 in 6% Notes from us in two tranches, one tranche of $1,250,000 on June 30, 2004 (the "June 2004" tranche") and $1,250,000 on September 13, 2004 (the "September 2004" tranche"), however, the 6% Purchasers previously converted a portion of the 6% Notes into shares of our common stock, and as a result, only approximately $1,056,180 of principal remained due under the June 2004 tranche of the 6% Notes on June 30, 2006, which amount was not immediately paid when due. This amount would have accrued interest at the default rate equal to 15% until paid, however our default was waived by the 6% Note Purchasers pursuant to our entry into a Waiver of Rights Agreement with the 6% Note Purchasers on July 17, 2006, with an effective date of June 30, 2006, which Waiver of Rights Agreement was later extended by the 6% Note Purchasers until August 9, 2006. As a result, the remaining balance under the June 2004 portion of the 6% Notes was equal to $1,056,180 as of August 8, 2006, which amount was increased to $1,086,486 in connection with accrued and unpaid interest at 6% per annum on the outstanding amount of the June 2004 portion of the 6% Notes and the September 2004 portion of the 6% Notes. We still owe approximately $1,012,434 in principal on the September 2004 portion of the 6% Notes, which we hope to repay prior to the September 13, 2006 due date in connection with funds raised from the Subsequent Funding, as described above, of which there can be no assurance.

     The remaining amount of the Funding equal to approximately $203,000 was paid to Laidlaw, Venture and to Laidlaw's legal counsel in connection with attorney's fees and finder's fees in connection with the Funding.

     As a result of the funds paid to the 6% Note Purchasers and the funds paid in finder's fees and attorney's fees, as well as the cash we paid to the 6% Note Purchasers, the Funding cost us approximately $40,000 in cash; however, we were able to repay the June 2004 tranche of funds due to the 6% Note Purchasers, which funds we did not previously have, and which payment we would otherwise be in default of. Additionally, as stated above, we anticipate receiving approximately $1,250,000 in Subsequent Funding during August or September 2006, which funds we will use to repay the September 2004 tranche of funds owed to the 6% Note Purchasers, of which there can be no assurance.

                      CONSULTING AND EMPLOYMENT AGREEMENTS

Joseph  Wagner
--------------

     In connection with the Closing, Joseph Wagner, our Chief Executive Officer, President and Director entered into a Consulting Agreement with us effective August 1, 2006, which Consulting Agreement replaced a prior Consulting Agreement entered into between the parties with an effective date of August 1, 2004. All 225,000 post 1:20 reverse stock shares which were subject to a risk of forfeiture pursuant to the prior Consulting Agreement immediately vested to Mr. Wagner upon his entry into the Consulting Agreement.

     Pursuant to the Consulting Agreement, Mr. Wagner is to serve as our Chief Executive Officer, President and Secretary for a period of sixty (60) months from the effective date of the Consulting Agreement, August 1, 2006. Upon the expiration of the initial term of the Consulting Agreement, the Consulting Agreement shall automatically renew for successive one (1) year terms unless either party provides the other of its intent not to renew, at least thirty (30) days, but not more than sixty (60) days prior to the end of the term. Additionally, pursuant to the Consulting Agreement, Mr. Wagner will devote such time as the Company may reasonably deem to be necessary and beneficial to the efficient and effective operation of the Company's business. Mr. Wagner may engage in business activities or interests outside of the Company which are not adverse or competitive to the Company. Mr. Wagner will receive $200,000 per year as compensation as well as thirty (30) days of PTO pursuant to the Consulting Agreement. Pursuant to the Consulting Agreement, Mr. Wagner was granted an aggregate of 850,000 stock options, which options shall vest to Mr. Wagner as provided in the Option Agreement which evidences the options and expire on the fifth anniversary of their grant date August 2, 2006, if unexercised, or as otherwise provided in the option agreement, which Options are described in greater detail below under "Item 3.02 Unregistered Sales of Equity Securities." The Company is obligated to maintain a director and officer insurance policy of at least $1,000,000 during the term of Mr. Wagner's Consulting Agreement. The Company may terminate the Consulting Agreement; however, in the event of termination for good reason by Mr. Wagner or without cause, the Company is obligated to pay Mr. Wagner a severance payment of $250,000 in addition to all unpaid payments of salary through the end of the term of the Consulting Agreement in one lump sum payment and all unvested options shall vest to Mr. Wagner immediately.

Jean  Wilson
------------

     In connection with the Closing, Jean Wilson, our Chief Operating Officer, Treasurer and Director entered into an Employment Agreement with us effective August 1, 2006, which Employment Agreement replaced a prior Employment Agreement entered into between the parties with an effective date of August 1, 2004. All 70,000 post 1:20 reverse stock shares which were subject to a risk of forfeiture pursuant to the prior Employment Agreement immediately vested to Ms. Wilson upon her entry into the Employment Agreement.

     Pursuant to the Employment Agreement, Ms. Wilson is to serve as our Chief Operating Officer and Treasurer for a period of sixty (60) months from the effective date of the Employment Agreement, August 1, 2006. Upon the expiration of the initial term of the Employment Agreement, the Employment Agreement shall automatically renew for successive one (1) year terms unless either party provides the other of its intent not to renew, at least thirty (30) days, but not more than sixty (60) days prior to the end of the term. Additionally, pursuant to the Employment Agreement, Ms. Wilson will devote such time as the Company may reasonably deem to be necessary and beneficial to the efficient and effective operation of the Company's business. Ms. Wilson will receive $150,000 per year as compensation as well as thirty (30) days of PTO pursuant to the Employment Agreement. Pursuant to the Employment Agreement, Ms. Wilson was granted an aggregate of 650,000 stock options, which options shall vest to Ms. Wilson as provided in the Option Agreement which evidences the options and expire on the fifth anniversary of their grant date August 2, 2006, if unexercised, or as otherwise provided in the option agreement, which Options are described in greater detail below under "Item 3.02 Unregistered Sales of Equity Securities." The Company is obligated to maintain a director and officer insurance policy of at least $1,000,000 during the term of Ms. Wilson's
Employment Agreement. The Company may terminate the Employment Agreement; however, in the event of termination for good reason by Ms. Wilson or without cause, the Company is obligated to pay Ms. Wilson a severance payment of $250,000 in addition to all unpaid payments of salary through the end of the term of the Employment Agreement in one lump sum payment and all unvested options shall vest to Ms. Wilson immediately.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.
--------------------------------------------------------

     On August 8, 2006, we entered into a Subscription Agreement with five (5) third-party Purchasers, whereby we sold the Purchasers (i) an aggregate of $1,250,000 in fifteen (15) month 11% Senor Secured Convertible Promissory Notes that can be converted into approximately 1,666,667 shares of common stock, not including any accrued and unpaid interest, and assuming a conversion price of $0.75 per share (which conversion price and therefore the number of shares the Notes are convertible into are subject to change pursuant to the Notes); and
(ii) five year Warrants to purchase one hundred and seventy-five thousand (175,000) shares of our common stock at an exercise price of $1.10 per share. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 for the above, since the foregoing did not involve a public offering, the recipients took the securities for investment and not resale and we took appropriate measures to restrict transfer.

     On August 8, 2006, in connection with the Closing of the Funding (described above), and in consideration for finders fees in connection with the Funding, we granted the Purchasers 333,333 warrants to purchase shares of our common stock at an exercise price of $0.30 per share, which warrants expire five (5) years from the Closing. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 for the above, since the foregoing did not involve a public offering, the recipients took the securities for investment and not resale and we took appropriate measures to restrict transfer.

     Additionally, on August 8, 2006, in connection with the Closing of the Funding (described above), and in consideration for strategic consulting services in connection with the Funding, we granted Mastodon Ventures, Inc. 666,667 warrants to purchase shares of our common stock at an exercise price of $0.30 per share, which warrants expire five (5) years from the Closing. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 for the above, since the foregoing did not involve a public offering, the recipients took the securities for investment and not resale and we took appropriate measures to restrict transfer.

     On August 2, 2006 (the "Valuation Date"), the Directors granted 850,000 options to purchase shares of our common stock ("Options") to Joseph Wagner, the Company's Chief Executive Officer and Director of the Company and 650,000

Options to Jean Wilson, the Company's Chief Operating Officer and Director, who are both greater than 10% shareholders of the Company (the "JJ Options"). The exercise price of the JJ Options are $0.75 per share (which exercise price was greater than 110% of the mean of the highest ($0.31) and lowest ($0.31) quoted selling prices of the Company's common stock on the Valuation Date). The JJ Options shall expire if unexercised on the fifth anniversary of the Vesting Date, or as otherwise provided in the Option Agreements.

     Mr. Wagner shall vest 283,333 of the Options upon the twelve (12) month anniversary of the date the United States Securities and Exchange Commission declares effective the registration statement covering the resale of the shares of common stock which the 11% Senior Secured Convertible Promissory Notes are convertible into and the shares of common stock which the Warrants are exercisable for (the "Effectiveness Date"); Mr. Wagner shall vest 283,333 of the Options upon the twenty-four (24) month anniversary of the Effectiveness Date; and Mr. Wagner shall vest the remaining 283,334 options upon the thirty-six (36) month anniversary of the Effectiveness Date, provided however that all of the options shall vest immediately upon a Change in Control of the Company (as defined below).

     Ms. Wilson shall vest 216,667 of the Options upon the twelve (12) month anniversary of the Effectiveness Date; Ms. Wilson shall vest 216,666 of the Options upon the twenty-four (24) month anniversary of the Effectiveness Date; and Ms. Wilson shall vest the remaining 216,666 options upon the thirty-six (36) month anniversary of the Effectiveness Date, provided that all of the options shall vest immediately upon a Change in Control of the Company (as defined below).

     A "Change in Control" includes the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; the approval by the Board of Directors of the Company of an agreement providing for the sale or transfer of substantially all the assets of the Company; or in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933 (the "Act," other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.
-------------------------------------------------

Exhibit  Number        Description
---------------        -----------

10.1*                  Securities  Purchase  Agreement  Dated  August  8,  2006

10.2* 11% Senior Secured Convertible Promissory Note with Sands Brothers Venture Capital LLC

10.3* 11% Senior Secured Convertible Promissory Note with Sands Brothers Venture Capital II LLC

10.4* 11% Senior Secured Convertible Promissory Note with Sands Brothers Venture Capital III LLC

10.5* 11% Senior Secured Convertible Promissory Note with Sands Brothers Venture Capital IV LLC

10.6* 11% Senior Secured Convertible Promissory Note with Katie & Adam Bridge Partners L.P.

10.7* Warrant with Sands Brothers Venture Capital LLC ($1.10 initial exercise price)

10.8* Warrant with Sands Brothers Venture Capital II LLC ($1.10 initial exercise price)

10.9* Warrant with Sands Brothers Venture Capital III LLC ($1.10 initial exercise price)

10.10* Warrant with Sands Brothers Venture Capital IV LLC ($1.10 initial exercise price)

10.11*                 Warrant  with  Katie  &  Adam  Bridge  Partners  L.P.
                       ($1.10 initial exercise  price)

10.12* Warrant with Sands Brothers Venture Capital LLC ($0.30 initial exercise price)

10.13* Warrant with Sands Brothers Venture Capital II LLC ($0.30 initial exercise price)

10.14* Warrant with Sands Brothers Venture Capital III LLC ($0.30 initial exercise price)

10.15* Warrant with Sands Brothers Venture Capital IV LLC ($0.30 initial exercise price)

10.16*                 Warrant  with  Katie  &  Adam  Bridge  Partners  L.P.
                       ($0.30 initial exercise  price)

10.17* Warrant with Mastodon Ventures, Inc. ($0.30 initial exercise price)

10.18*                 Registration  Rights  Agreement

10.19*                 Security  Agreement

10.20*                 Joseph  Wagner Consulting Agreement Effective
                       August 1, 2006

10.21*                 Jean  Wilson Employment Agreement Effective
                       August 1, 2006

10.22* Joseph Wagner Stock Option Agreement to Purchase 850,000 Shares at an Exercise Price of $0.75 Per Share

10.23* Jean Wilson Stock Option Agreement to Purchase 650,000 Shares at an Exercise Price of $0.75 Per Share


*  Filed  herewith.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          XA, INC.
                                          --------

                                          August 15, 2006

                                          /s/ Joseph Wagner
                                          -------------------------
                                          Joseph Wagner,
                                          Chief Executive Officer

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